EXHIBIT A

[FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.

:

Cut-off Date

:

May 1, 2003

First Distribution Date

:

June 25, 2003

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15
Class [__]-A

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May 29, 2003.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15
Class [__]-A

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2003-AR15, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group IV Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group IV Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group IV Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in May 2036.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of                                                                                                                              ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT B

[FORM OF CLASS IV-M CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.

:

Cut-off Date

:

May 1, 2003

First Distribution Date

:

June 25, 2003

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15
Class IV-M-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May 29, 2003.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15
Class IV-M-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2003-AR15, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group IV Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group IV Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group IV Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in May 2036.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of                                                                                                                              ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT C

[FORM OF GROUP C-B CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA-RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

May 1, 2003

First Distribution Date

:

June 25, 2003

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15

Class C-B-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[For C-B-4, C-B-5 and C-B-6 only] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Holder hereof desiring to affect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May 29, 2003.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15
Class C-B-[__]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2003-AR15, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group IV Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group IV Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group IV Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in May 2036.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of                                                                                                                              ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT D

[FORM OF CLASS AR CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF “RESIDUAL INTERESTS” ISSUED BY “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT, OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

[1][2]

Cut-off Date

:

May 1, 2003

First Distribution Date

:

June 25, 2003

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

$

Initial Certificate Balances

of all Certificates

of this Class

:

$

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15

Class AR

evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that Credit Suisse First Boston LLC, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May 29, 2003.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15
Class AR

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2003-AR15, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group IV Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group IV Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group IV Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in May 2036.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of                                                                                                                              ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT E

[FORM OF CLASS II-X CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

May 1, 2003

First Distribution Date

:

June 25, 2003

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15

Class [II-X]

evidencing a 100% Percentage Interest in the distributions allocable to the Class [II-X] Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and, JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May 29, 2003.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15
Class [II-X]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2003-AR15, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group IV Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group IV Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group IV Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in May 2036.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of                                                                                                                              ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT F

[FORM OF CLASS IV-X CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR ARRANGEMENT, OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR ARRANGEMENT OR PERSON ACTING ON BEHALF OF A PLAN OR USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

May 1, 2003

First Distribution Date

:

June 25, 2003

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15

Class IV-X

evidencing a 100% Percentage Interest in the distributions allocable to the Class IV-X Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________________________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit L and either (A) Exhibit M-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit M-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA-Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA-Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s acceptance of an ERISA-Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May 29, 2003.

JPMORGAN CHASE BANK,

as Trust Administrator

By

Countersigned:

By ___________________________

Authorized Signatory of

JPMORGAN CHASE BANK,

as Trust Administrator

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2003-AR15
Class IV-X

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2003-AR15, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is (1) with respect to all Certificates other than the LIBOR Certificates held in Book-Entry Form, the last day of the calendar month preceding the month in which such Distribution Date occurs and (2) with respect to the LIBOR Certificates held in Book-Entry Form only, the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group I Mortgage Loans, Group II Mortgage Loans and the Group III Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  On any Distribution Date on which the aggregate Stated Principal Balance of the Group IV Mortgage Loans is equal to 5% or less of the aggregate Stated Principal Balance of the Group IV Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to repurchase, in whole, from the Trust Fund all remaining Group IV Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date in May 2036.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of                                                                                                                              ,

account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT G

FORM OF SERVICER INFORMATION

The following information will be e-mailed to Trust Administrator in accordance with Section 4.05:

Servicer Loan Number

Trust Loan Number (if applicable)

Scheduled Net Interest

Scheduled Principal

Curtailment Applied

Curtailment Adjustment

Mortgage Rate

Servicing Fee Rate

P&I Payment

Beginning Scheduled Balance

Ending Scheduled Balance

Ending Actual Principal Balance

Due Date

Prepayment in full Principal

Prepayment in full Net Interest

Prepayment in full Penalty

Delinquencies:

1-30

31-60

61-90

91 +

Foreclosures

REO Properties

Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Kristen Knight

First Security Investor Reporting

150 South Wacker Drive

Chicago, IL  60606-4102

Phone No. 312-425-3281

Fax No.       312-425-4281

kknight@fsir.com

[name]
JPMorgan Chase Bank
[address]
Phone No. [________]
Fax No. [________]

[email]

EXHIBIT H

FORM OF SERVICER INFORMATION – WMBFA

The following information will be e-mailed to the Master Servicer by WMBFA in accordance with Section 4.06:

LOAN NUMBER
INTEREST RATE
PENDING RATE
SCHED P&I PMT
SCHEDULED PRINCIPAL
GROSS INTEREST
CURTAILMENT COLL
PIF PRINCIPAL
PIF INTEREST DIFF
ARM INDEX
PEND INDEX
ENDING SCHED BAL
INVESTOR LOAN NUM
SERVICE FEE RATE
DUE DATE
YIELD RATE
BEGINNING BALANCE
ENDING BALANCE
BEGINNING SCHED BAL
PRINCIPAL COLLECTED
SCHEDULED NET INT
SCHEDULED BUYDOWN
SERVICE FEE COLL
REMITTANCE AMOUNT

EXHIBIT I

FORM OF INITIAL CERTIFICATION OF TRUSTEE

[_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York  10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York  10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By

Authorized Representative

EXHIBIT J

FORM OF FINAL CERTIFICATION OF TRUSTEE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [___________________] Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein.  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

BANK ONE, NATIONAL ASSOCIATION,
as Trustee

By

Authorized Representative

EXHIBIT K

FORM OF REQUEST FOR RELEASE

[date]

To:  Bank One, National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2003, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator (the “Pooling and Servicing Agreement”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.
(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)
____	3.	The Mortgage Loan is being foreclosed.
____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or repurchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By

Name:

Title:

EXHIBIT L

FORM OF TRANSFEROR CERTIFICATE
[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, NY 10010

[Trust Administrator]

Re:

[__________________] Mortgage-Backed Pass-Through Certificates,

            Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

___________________________

Print Name of Transferor

By: ________________________

Authorized Officer

EXHIBIT M-1

FORM OF INVESTMENT LETTER
[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, NY 10010

[Trust Administrator]

Re:

[__________________] Mortgage-Backed Pass-Through Certificates,

            Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan or arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

___________________________

Print Name of Transferor

By: ________________________

Authorized Officer

EXHIBIT M-2

FORM OF RULE 144A LETTER
[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, NY 10010

[Trust Administrator]

Re:

[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended,  or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA-Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator or any other Servicer to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of an ERISA-Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

___________________________

Print Name of Transferor

By: ________________________

Authorized Officer

EXHIBIT N

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF

)
                                    : ss.:
COUNTY OF

)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.

That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class AR Certificates (the “Class AR Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of                                         ] [the United States], on behalf of which he makes this affidavit and agreement.

2.

That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account.  A “Permitted Transferee” is any person other than a “disqualified organization”.  (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.

That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may represent ownership of “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.

That the Owner is aware of the tax imposed on a “pass-through entity” holding Class AR Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity.  (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

That the Owner is aware that the Trustee will not register the Transfer of any Class AR Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class AR Certificates were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.

That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.

That the Owner’s Taxpayer Identification Number is ________________.

9.

That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.

That no purpose of the Owner relating to the purchase of the Class AR Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.

That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.

That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.

That no purpose of the Owner relating to any sale of the Class AR Certificate by the Owner will be to impede the assessment or collection of tax.

1.

The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

2.

That the Owner

(a) is not an employee benefit plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate with the assets of any such plan or arrangement;

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c) provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA-Restricted Certificate by, on behalf of or with the assets of such plan will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement.

16.

The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Fund or result in the imposition of tax on the Trust Fund unless counsel for, or acceptable to, the Trustee has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

17.

The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Class AR Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By

[Name of Officer]

[Title of Officer]

[Corporate Seal]

ATTEST:

_________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

NOTARY PUBLIC

COUNTY OF

_________________________

STATE OF

_________________________

My Commission expires the _____day of __________________, 20____.

EXHIBIT O

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.

11 Madison Avenue, 5th Floor

New York, New York 10010

[_____________________]

[_____________________]

[_____________________]

Re:

[_________________________] Mortgage-Backed Pass-Through Certificates, Series 200_-___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of May 1, 2003, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.

No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.

The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit N.  The Seller does not know or believe that any representation contained therein is false.

3.

The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.

The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.

The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.

The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By:

_________________________

Name:

Title:

EXHIBIT P

FORM OF FAIRBANKS MORTGAGE LOANS REPORT

DATA AND FORMAT TO BE PROVIDED BY FAIRBANKS TO THE MASTER SERVICER
(in Excel format)

ALL FAIRBANKS MORTGAGE LOANS

FIELD FORMAT	FIELD
Name*	Text
Lien Position *	Text/Number
FICO Score*	Number
Original Occupancy*	Text
Documentation*	Text
Purpose*	Text
Original Loan Amount*	Number
Original Appraisal Value*	Number
Original LTV*	Number
Original P&I*	Number
Original Interest Rate*	Number
First Payment Date*	MM/DD/YY
Origination Date*	MM/DD/YY
Originator*	Text
Loan Term*	Number
Product Type (adjustable rate or fixed rate)*	Text
Property Type*	Text
Street Address*	Text
City*	Text
Zip Code*	Text
State*	Text
MI Certificate Number*	Number
Prepayment Flag	Text
Prepayment Expiration Date	MM/DD/YY
Loan Number	Text
Deal Identifier by Loan	Text
Current Loan Amount	Number
Current LTV	Number
Current Interest Rate	Number
Last Interest Payment Date	MM/DD/YY
Current P&I Payment Amount	Number
Paid Off Code	Text
Scheduled Balance	Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)	Number
Reporting of Delinquency Status on Defaulted Mortgage Loans	Text
Current Market Value	Number
Date of Market Value	MM/DD/YY
As-is Value	Number
Repaired Value	Number
Type of Valuation	Text
Foreclosure Flag	Text
Bankruptcy Flag	Text
Date NOD sent to MI company	MM/DD/YY
Foreclosure Start Date (Referral Date)	MM/DD/YY
Scheduled Foreclosure Sale Date	MM/DD/YY
Foreclosure Actual Sale Date	MM/DD/YY
Actual Notice of Intent Date	MM/DD/YY
Actual First Legal Date	MM/DD/YY
Bankruptcy Chapter	Number
Actual Bankruptcy Start Date	MM/DD/YY
Actual Payment Plan Start and End Dates	MM/DD/YY
List Date	MM/DD/YY
List Price	Number
Vacancy/Occupancy Status	Text
Actual Eviction Start Date	MM/DD/YY
Actual Eviction Completion Date	MM/DD/YY
Actual REO Start Date	MM/DD/YY
Sales Price	Number
Actual Closing Date	MM/DD/YY
Net Sales Proceeds	Number
Mortgage Insurance Claim Filing Date	MM/DD/YY
Mortgage Insurance Proceeds Received	Number
Date Mortgage Insurance Proceeds Received	MM/DD/YY
Collection History

EXHIBIT Q

FORM OF FORECLOSURE SETTLEMENT STATEMENT

REMIC #				Ending Interest Rate:
Original Amount of Loan:				Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:		/ /
Borrower's Name:
Property Address:

MSP Bank/Category
Note Date:		/ /
Date of REO:		/ /
Disposition Date:		/ /

		Amount	Date of Valuation	Type of Valuation
Market Value	AS IS: Repaired		/ /
Supplemental Value	AS IS: Repaired		/ /
REO BPO Value:			/ /
List Price:
Sales Price:

Proceeds			Expenses*

List Price:			Servicing Advances:
Sales Price:		0.00	Payee 70R01 Acquisition:
Broker's Commission:			Payee 75R60 REO:
Bonus Commission:			Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:			Payee 75R36 Escrow:
Seller Closing Costs:			Payee 75R52 Bankruptcy:
Repair Costs:			Discrepancy Amount:
Seller Concessions:			Servicing Advance Total:		0.00
Other Closing Costs:			Advances Applied After Liquidation:
Prior Additional Advances:
Net Proceeds:		0.00	Escrow Advance:
Interest on Advances:
Escrow Balance:			Other Advances:
Suspense Balance:			Servicing Advance Holdbacks:
Restricted Escrow:			Property Inspection:
Rental Income Received:			BPO:
Insurance Settlement Received:			Lender Placed Insurance:
Other:			Utilities:
REO Repair Costs:
Total Liquidation Proceeds:		0.00	Foreclosure Fees:
Total Liquidation Expenses:		0.00	Bankruptcy:
Net Liquidation Proceeds:		0.00	Eviction Costs:
Loan Principal Balance:			Transfer Tax:
Realized Gain/Loss Amount:		0.00	Reconveyance Fees:
Additional Proceeds Applied:			Demand Fee:
Prior Additional Proceeds:			Total Holdbacks:		0.00
Loss Severity:		#DIV/0!	Other Fees (Including Fee Code B):
Notes:			UPB Accrued Interest to COE:		0.00
			Advanced Delinquent Interest:		0.00
Stopped Delinquent Interest:
Deferred Interest:
Additional Interest:
			Total Liquidation Expenses:		0.00

* All amounts will be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.

EXHIBIT R

[Reserved]

EXHIBIT S

FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)

With respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)

the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(k)

any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)

with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Notional Amount of such Class as of the Cut-off Date;

(b)

the Notional Amount of such Class before giving effect to the distribution of interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Notional Amount of such Class after giving effect to the distribution of interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)

with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

the Scheduled Payment of principal for such Loan Group;

(b)

the amount of Principal Prepayments allocable to such Loan Group;

(c)

the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

(d)

the Substitution Adjustment Amount allocable to such Loan Group;

(e)

the amount of Net Liquidation Proceeds allocable to such Loan Group;

(f)

the amount of Insurance Proceeds allocable to such Loan Group;

(g)

the amount of any other distributions allocable to principal for such Loan Group;

(h)

the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(i)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(j)

the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(k)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(l)

the Master Servicing Fee, by Loan Group;

(m)

the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

(n)

the Trust Administrator Fee applicable to such Loan Group;

(o)

the amount of current Advances allocable to such Loan Group;

(p)

the amount of outstanding Advances allocable to such Loan Group;

(q)

the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

(r)

the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

(s)

the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

(t)

the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan Group;

(u)

the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

(v)

current Realized Losses allocable to such Loan Group;

(w)

cumulative Realized Losses allocable to such Loan Group;

(x)

the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

(y)

the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(z)

the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

(aa)

the number of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(bb)

the aggregate principal balance of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(cc)

the aggregate amount of Prepayment Penalties collected for such Loan Group during the related Collection Period, as applicable;

(vi)

with respect to each Rounding Account for the applicable Class of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the related Rounding Account balance immediately before the related Distribution Date;

(b)

additions to the related Rounding Account immediately before the related Distribution Date;

(c)

withdrawals from the related Rounding Account immediately after the related Distribution Date;

(d)

the related Rounding Account balance immediately after the related Distribution Date;

(vii)

with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Targeted Overcollateralization Amount for such Group;

(b)

the Overcollateralization Amount for such Group;

(c)

the Overcollateralization Deficiency for such Group;

(d)

the Overcollateralization Release Amount for such Group;

(e)

the Monthly Excess Interest for such Group;

(f)

the amount of any payment to the [Class X__] Certificates related to such Group;

(g)

if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

EXHIBIT T

FORM OF DEPOSITOR CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR15

I, __________________________, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR15 (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution information required to be prepared by the Trust Administrator based upon the servicing information required to be provided by each Servicer and the Master Servicer under the Pooling and Servicing Agreement is included in these reports;

4.

Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trust Administrator in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, each Servicer and the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.

The reports disclose all significant deficiencies relating to each Servicer’s and the Master Servicer’s compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [each Servicer, the Master Servicer, the Trustee or Trust Administrator].

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated May 1, 2003 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), Washington Mutual Bank, as a seller (in such capacity, a “Seller”), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the “Master Servicer”), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Fairbanks Capital Corp., as a servicer (in such capacity, a “Servicer”) and the special servicer, (in such capacity, the “Special Servicer”), Washington Mutual Bank, FA, as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Bank One, National Association, as trustee (the “Trustee”) and JPMorgan Chase Bank, as trust administrator (the “Trust Administrator”).

______________________________

[Name]

[Title]

[Date]

EXHIBIT U

FORM OF TRUST ADMINISTRATOR CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR15

JPMorgan Chase Bank (the “Trust Administrator”) hereby certifies to Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The Trust Administrator has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2.

Based on the Trust Administrator’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trust Administrator by the Master Servicer and each Servicer, the distribution information in the distribution reports contained in all reports on Form 8-K included in the year covered by the annual report on Form 10-K for the fiscal year [___], prepared by the Trust Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.

Based on the Trust Administrator’s knowledge, the distribution information required to be provided by the Trust Administrator under the Pooling and Servicing Agreement is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of May 1, 2003 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), Washington Mutual Bank, as a seller (in such capacity, a “Seller”), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the “Master Servicer”), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Fairbanks Capital Corp., as a servicer (in such capacity, a “Servicer”) and the special servicer (in such capacity, the “Special Servicer”), Washington Mutual Bank, FA, as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Bank One, National Association, as trustee (the “Trustee”) and JPMorgan Chase Bank, as trust administrator (the “Trust Administrator”).

JPMorgan Chase Bank,

as Trust Administrator

By:___________________________

[Name]

[Title]

[Date]

EXHIBIT V-1

FORM OF MASTER SERVICER CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR15

Chase Manhattan Mortgage Corporation (the “Master Servicer”), certifies pursuant to Section 10.13 (d)(i) of the Pooling and Servicing Agreeement to the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Master Servicer to the Trust Administrator during the Relevant Year.  Based on the Master Servicer’s knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of the Master Servicer’s knowledge, the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated May 1, 2003 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), Washington Mutual Bank, as a seller (in such capacity, a “Seller”), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the “Master Servicer”), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Fairbanks Capital Corp., as a servicer (in such capacity, a “Servicer”) and the special servicer (in such capacity, the “Special Servicer”), Washington Mutual Bank, FA, as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Bank One, National Association, as trustee (the “Trustee”) and JPMorgan Chase Bank, as trust administrator (the “Trust Administrator”).

CHASE MANHATTAN        MORTGAGE CORPORATION,

as Master Servicer

By:___________________________

[Name]

[Title]

[Date]

EXHIBIT V-2

FORM OF SERVICER CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR15

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Servicer”), certify pursuant to Section 10.13(d)(iii) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Servicer to the Trust Administrator during the Relevant Year.  Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement during the Relevant Year. Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of my knowledge, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated May 1, 2003 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), Washington Mutual Bank, as a seller (in such capacity, a “Seller”), Chase Manhattan Mortgage Corporation, as master servicer (in such capacity, the “Master Servicer”), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Fairbanks Capital Corp., as a servicer (in such capacity, a “Servicer”) and the special servicer (in such capacity, the “Special Servicer”), Washington Mutual Bank, FA, as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Bank One, National Association, as trustee (the “Trustee”) and JPMorgan Chase Bank, as trust administrator (the “Trust Administrator”).

[______________________]

as Servicer

By:_____________________

Name:

Title:

Date:

SCHEDULE I

MORTGAGE LOAN SCHEDULE

(Provided Upon Request)

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of May 1, 2003 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.

DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(i)

DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(ii)

the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iii)

the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(iv)

this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers, the Special Servicer and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(v)

to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SCHEDULE IIB

Representations and Warranties of Master Servicer – Chase Manhattan Mortgage Corporation

CMMC, in its capacity as Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of May 1, 2003 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.

(i)

CMMC is a limited corporation duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

CMMC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of CMMC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of CMMC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which CMMC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to CMMC of any court, regulatory body, administrative agency or governmental body having jurisdiction over CMMC.

(iv)

There is no action, suit, proceeding or investigation pending, or to CMMC’s knowledge threatened, against CMMC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by CMMC of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by CMMC of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIC

Representations and Warranties of Seller and Servicer – Washington Mutual Mortgage Securities Corp.

WMMSC, in its capacity as a Seller and a Servicer, hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement dated as of May 1, 2003 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Washington Mutual Bank, as a Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, Washington Mutual Mortgage Securities Corp., as a Seller and a Servicer, Fairbanks Capital Corp., as a Servicer and Special Servicer, Washington Mutual Bank, FA, as a Seller and a Servicer, Bank One, National Association, as Trustee, and JPMorgan Chase Bank, as Trust Administrator.

(i)

WMMSC is a corporation duly incorporated, validly existing and in good standing  under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

WMMSC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMMSC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMMSC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMMSC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

(iv)

There is no action, suit, proceeding or investigation pending, or to WMMSC’s knowledge threatened, against WMMSC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMMSC of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IID

Representations and Warranties of Servicer and Special Servicer– Fairbanks Capital Corp.

Fairbanks, in its capacities as Servicer and Special Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Fairbanks is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Fairbanks has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Fairbanks enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Fairbanks or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Fairbanks is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Fairbanks of any court, regulatory body, administrative agency or governmental body having jurisdiction over Fairbanks.

(iv)

There is no action, suit, proceeding or investigation pending, or to Fairbanks’s knowledge threatened, against Fairbanks before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by Fairbanks of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Fairbanks of the Agreement or the consummation of the transactions contemplated by the Agreement.

(vi)

With respect to each Fairbanks Serviced Mortgage Loan and to the extent Fairbanks has serviced any of the Fairbanks Serviced Mortgage Loans prior to the date of the Agreement, Fairbanks has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

SCHEDULE IIE

Representations and Warranties of Seller and Servicer – Washington Mutual Bank, FA

WMBFA, in its capacity as Seller and Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

WMBFA is a federally chartered savings association duly organized and in good standing under the laws of the United States and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

WMBFA has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMBFA enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMBFA or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMBFA is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMBFA of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMBFA.

(iv)

There is no action, suit, proceeding or investigation pending, or to WMBFA’s knowledge threatened, against WMBFA before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMBFA of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMBFA of the Agreement or the consummation of the transactions contemplated by the Agreement.

(i)

SCHEDULE IIF

Representations and Warranties of Seller – Washington Mutual Bank

WMB, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

WMB is a state-chartered stock savings bank duly organized and in good standing under the laws of the state of Washington and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

WMB has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMB enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMB or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMB is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMB of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMB.

(iv)

There is no action, suit, proceeding or investigation pending, or to WMB’s knowledge threatened, against WMB before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMB of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMB of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIIA

Representations and Warranties of DLJMC – DLJMC Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule I hereto, except as specified herein.  Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule IIIA shall mean a DLJMC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a DLJMC Mortgage Loan.

(i)

The information set forth in Schedule I, with respect to the DLJMC Mortgage Loans, is complete, true and correct in all material respects;

(ii)

With respect to a Mortgage Loan that is not a Cooperative Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note.  With respect to a Mortgage Loan that is a Cooperative Loan, the Mortgage creates a first lien or a first priority ownership interest in the Cooperative Shares and Proprietary Lease associated with the Cooperative Unit securing the related Mortgage Note;

(iii)

Except for 11 Mortgage Loans representing approximately 0.33% of the aggregate Cut off Date Principal of the Mortgage Loans, no Mortgage Loan will be delinquent more than 30 days as of the Cut off Date, and there are no material defaults under the terms of any DLJMC Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming DLJMC and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the DLJMC Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time it was made complied in all material respects with all applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory and abusive lending laws;

(ix)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for DLJMC Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)

DLJMC or its affiliate is the sole owner of record and holder of the DLJMC Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the DLJMC Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and DLJMC had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the DLJMC Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the DLJMC Mortgage Loan and following the sale of the DLJMC Mortgage Loan, the Depositor will own such DLJMC Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (v) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the DLJMC Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)

Each DLJMC Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvi)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xvii)

The DLJMC Mortgage Loan complies with all terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan;

(xviii)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.80G-2(a)(1);

(xix)

With respect to each Mortgage Loan sold by each Seller, to the knowledge of DLJMC, (i) no proceeds from any such Mortgage Loan were used to finance single-premium credit insurance policies, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis; (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years, and (iv) if such Mortgage Loan was originated on or after October 1, 2002, no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of three years;

(xx)

DLJMC has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by DLJMC (or in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from DLJMC or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located or a certification or receipt of the recording authority evidencing the same;

(xxi)

The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxii)

No DLJMC Mortgage Loan or WMMSC Mortgage Loan originated on or after October 1, 2002 and before March 7, 2003 is secured by a Mortgaged Property located in the State of Georgia;

(xxiii)

With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxiv)

None of the Mortgage Loans are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high cost,” “high risk home” or “predatory” loan under any other applicable state, federal or local law; and

(xxv)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable.

SCHEDULE IIIB

Representations and Warranties of WMMSC – WMMSC Mortgage Loans

WMMSC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the WMMSC Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Each reference to a “Mortgage Loan” in this Schedule IIIB shall mean a WMMSC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a WMMSC Mortgage Loan.  Each reference to the “Seller” in this Schedule IIIB shall mean WMMSC, in its capacity as seller of the WMMSC Mortgage Loans.

(i)

The information set forth in the Mortgage Loan Schedule with respect to the WMMSC Mortgage Loans was true and correct in all material respects at the date or dates respecting which such information is furnished;

(ii)

Each Mortgage is a valid and enforceable (subject to clause (xvi) below) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

(iii)

WMMSC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under the Agreement);

(iv)

As of the day prior to the Cut-off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

(v)

There is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

(vi)

There is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note;

(vii)

Each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

(viii)

Each Mortgage Loan at the time it was made complied in all material respects with all applicable local, state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all applicable predatory and abusive lending laws;

(ix)

Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by WMMSC;

(x)

Each Mortgage Loan (other than a Cooperative Loan) is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by the Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including WMMSC, has done, by act or omission, anything which would impair the coverage of such policy;

(xi)

Each Mortgage Loan which had a Loan–to–Value Ratio as of the Closing Date in excess of 80% was covered by a Mortgage Guaranty Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

(xii)

All policies of insurance required by the Agreement (except for the Mortgage Loans specified in clause (xi) above as not having Primary Insurance Policies) have been validly issued and remain in full force and effect, including such policies covering WMMSC;

(xiii)

Each insurer issuing a Mortgage Guaranty Insurance Policy is a Qualified Insurer;

(xiv)

Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by WMMSC;

(xv)

The Mortgaged Property securing each Mortgage that is not a Cooperative Loan is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

(xvi)

Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors’ rights generally and principles of equity;

(xvii)

As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

(xviii)

Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

(xix)

The Mortgage Loans have been underwritten substantially in accordance with the applicable underwriting standards of either WMMSC or the originator of such Mortgage Loans, as applicable;

(xx)

All of the Mortgage Loans have “due-on-sale” clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

(xxi)

With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note was permanently lost or destroyed and has not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

(xxii)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(xxiii)

With respect to each WMMSC Mortgage Loan, WMMSC has furnished information regarding its borrower credit files to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and its implementing regulations applicable to WMMSC; and

(xxiii)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable.

SCHEDULE IIIC

Representations and Warranties of WMBFA – WMBFA Mortgage Loans

WMBFA, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIC to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the WMBFA Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Each reference to a “Mortgage Loan” in this Schedule IIIC shall mean a WMBFA Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a WMBFA Mortgage Loan.  Each reference to the “Seller” in this Schedule IIIC shall mean WMBFA, in its capacity as seller of the WMBFA Mortgage Loans.

(i)

The information with respect to the Mortgage Loans set forth (A) in the mortgage loan schedule delivered by WMBFA to DLJMC as of the closing date of the sale of such Mortgage Loans to DLJMC and (B) in the servicing data tapes delivered by WMBFA to DLJMC after such date and prior to the Closing Date was true and correct in all material respects at the date or dates respecting which such information was furnished

(ii)

Each Mortgage is a valid and enforceable (subject to clause (xvi) below) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

(iii)

WMBFA has taken no action that would cause DLJ Mortgage Capital, as transferee of the WMBFA Mortgage Loans, to fail to have, prior to the Closing Date, good title to each such Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under the Agreement);

(iv)

[Reserved];

(v)

There is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

(vi)

There is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note;

(vii)

At the time the Mortgage Loans were sold to DLJMC, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

(viii)

Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all predatory and abusive lending laws;

(ix)

Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by WMBFA;

(x)

Each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by the Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including WMBFA, has done, by act or omission, anything which would impair the coverage of such policy;

(xi)

Each Mortgage Loan which had a Loan–to–Value Ratio as of the Closing Date in excess of 80% was covered by a Mortgage Guaranty Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

(xii)

All policies of insurance required by the Agreement have been validly issued and remain in full force and effect, including such policies covering WMBFA;

(xiii)

Each insurer issuing a Mortgage Guaranty Insurance Policy is a Qualified Insurer;

(xiv)

Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by WMBFA;

(xv)

The Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

(xvi)

Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors’ rights generally and principles of equity;

(xvii)

[Reserved];

(xviii)

An appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC (A) prior to the origination of such Mortgage Loan and (B) in the case of a refinanced Mortgage Loan, prior to the origination of the original Mortgage Loan;

(xix)

The Mortgage Loans have been underwritten substantially in accordance with the applicable underwriting standards of either WMBFA or the originator of such Mortgage Loans, as applicable, subject to certain exceptions giving consideration to compensating underwriting factors;

(xx)

All of the Mortgage Loans have “due-on-sale” clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

(xxi)

With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note was permanently lost or destroyed and has not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

(xxii)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G 2(a)(1); and

(xxiii)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets WMBFA’s eligibility requirements as set forth in WMBFA’s underwriting guidelines.

SCHEDULE IIID

Representations and Warranties of WMB – WMB Mortgage Loans

WMB, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIID to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the WMB Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Each reference to a “Mortgage Loan” in this Schedule IIID shall mean a WMB Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a WMB Mortgage Loan.  Each reference to the “Seller” in this Schedule IIID shall mean WMB, in its capacity as seller of the WMB Mortgage Loans.

(i)

The information with respect to the Mortgage Loans set forth (A) in the mortgage loan schedule delivered by WMB to DLJMC as of the closing date of the sale of such Mortgage Loans to DLJMC and (B) in the servicing data tapes delivered by WMB to DLJMC after such date and prior to the Closing Date was true and correct in all material respects at the date or dates respecting which such information was furnished;

(ii)

Each Mortgage is a valid and enforceable (subject to clause (xvi) below) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

(iii)

WMB has taken no action that would cause DLJ Mortgage Capital, as transferee of the WMB Mortgage Loans, to fail to have, prior to the Closing Date, good title to each such Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under the Agreement);

(iv)

[Reserved];

(v)

There is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

(vi)

There is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note;

(vii)

At the time the Mortgage Loans were sold to DLJMC, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

(viii)

Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure, recording and all predatory and abusive lending laws;

(ix)

Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by WMB;

(x)

Each Mortgage Loan is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Certificateholders upon the consummation of the transactions contemplated by the Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including WMB, has done, by act or omission, anything which would impair the coverage of such policy;

(xi)

Each Mortgage Loan which had a Loan–to–Value Ratio as of the Closing Date in excess of 80% was covered by a Mortgage Guaranty Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect;

(xii)

All policies of insurance required by the Agreement have been validly issued and remain in full force and effect, including such policies covering WMB;

(xiii)

Each insurer issuing a Mortgage Guaranty Insurance Policy is a Qualified Insurer;

(xiv)

Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by WMB;

(xv)

The Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

(xvi)

Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors’ rights generally and principles of equity;

(xvii)

[Reserved];

(xviii)

An appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC (A) prior to the origination of such Mortgage Loan and (B) in the case of a refinanced Mortgage Loan, prior to the origination of the original Mortgage Loan;

(xix)

The Mortgage Loans have been underwritten generally in accordance with the applicable underwriting standards of either WMB or the originator of such Mortgage Loans, as applicable, subject to certain exceptions giving consideration to compensating underwriting factors;

(xx)

All of the Mortgage Loans have “due-on-sale” clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

(xxi)

With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage Note was permanently lost or destroyed and has not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

(xxii)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G 2(a)(1); and

(xxiii)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets WMB’s eligibility requirements as set forth in WMB’s underwriting guidelines.

SCHEDULE IV

Eligible Servicing Transfer Loans

SCHEDULE V

[Reserved]